AAM/HIMCO Short Duration Fund

Class A Shares (Ticker Symbol: ASDAX)

Class C Shares (Ticker Symbol: ASDCX)

Class I Shares (Ticker Symbol: ASDIX)

A series of Investment Managers Series Trust

Supplement dated June 3, 2026, to the

Summary Prospectus dated October 31, 2025.

Brian DaCorte, CFA, has been added as a portfolio manager to the AAM/HIMCO Short Duration Fund (the “Fund”). Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The section “Portfolio Managers” of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Name and Title (HIMCO)	Managed the Fund Since:
Robert Crusha, CFA, Senior Managing Director and Senior Portfolio Manager	June 30, 2014
Shannon Carbray, CFA, Managing Director and Senior Portfolio Manager	June 30, 2014
Brian DaCorte, CFA, Senior Investment Analyst	May 5, 2026

Please file this Supplement with your records.